EXHIBIT 10-A-37

SERVICE AGREEMENT NO. 55293
CONTROL NO. 1995-04-30 - 0028

ITS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 31 day of March 1997, by and between:

      COLUMBIA GAS TRANSMISSION CORPORATION ("SELLER")
               AND
      PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED
     ("BUYER")

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective ITS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of BUYER.

Section 2. Term. Service under this Agreement shall commence as of APRIL 01, 1997, and shall continue in full force and effect from month-to-month thereafter unless terminated by either party upon thirty (30) days written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention:
Manager - Agreements Administration and notices to Buyer shall be addressed to it at:

 PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED
 P O BOX 1398
 400 COX ROAD
 GASTONIA, NC    28053-1398

ATTN: DANNY SMITH; until changed by either party by written notice.

SERVICE AGREEMENT NO. 55293
CONTROL NO. 1995-04-30 - 0028

ITS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A .

PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED

By:     /s/ Franklin H. Yoho

Name:   Franklin H. Yoho

Title:  Senior Vice President - Marketing & Gas Supply

Date:   3/25/97

COLUMBIA GAS TRANSMISSION CORPORATION

By:      /s/ Evie M. Jones

Name:    Evie M. Jones

Title:   Aqreements Administration Representative

Date:    March 31, 1997

Revision No.
Control No. 1995-04-30 - 0028

Appendix A to Service Agreement No.55293 Under Rate Schedule ITS Between(Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED

Transportation Quantity      50,000 Dth/day

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid interruptible receipt points and delivery points.

Service changes pursuant to this Appendix A shall become effective as of APRIL 01, 1997. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED

By:     /s/ Franklin H. Yoho

Name:   Franklin H. Yoho

Title:  Senior Vice President - Marketing & Gas Supply

Date:   3/25/97


COLUMBIA GAS TRANSMISSION CORPORATION

By:      /s/ Evie M. Jones

Name:    Evie M. Jones

Title:   Aqreements Administration Representative

Date:    March 31, 1997